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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 April 27, 2005

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                          RESCON TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

              Nevada                     000-13822               83-0210455
 (State or other jurisdiction of  (Commission File Number)     (IRS Employer
          incorporation)                                     Identification No.)

                              180 Rose Orchard Way
                               San Jose, CA 95134

          (Address of principal executive offices, including zip code)

                                 (408) 956-8000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

      On April 27, 2005, Nayna Networks, Inc. issued a press release announcing that its shares had been approved for listing on the Frankfurt Exchange under the symbol NCF. The press release announcing the listing is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Rescon Technology Corporation

                                        By: /s/ NAVEEN S. BISHT
                                            -------------------
                                        Naveen S. Bisht
                                        President and Chief Executive Officer


Date:  April 22, 2005


                                  Exhibit Index


No.      Description
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99.1     Press release dated April 27, 2005 regarding our acceptance onto the
         Frankfurt Stock Exchange.